EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jon Buttles, Principal Executive Officer of Advance Nanotech, Inc. (the Company),  certifies, pursuant to 18 U.S.C. ss. 1350, that:

1. The report on Form 10-Q of the Company for the period ended March 31, 2010 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ADVANCE NANOTECH, INC.

By:	/s/ Jon Buttles
Jon Buttles
Principal Executive Officer
Date: May 14, 2010